                                                                   EXHIBIT 10.22
                                                                   -------------

                           INDEMNIFICATION AGREEMENT
                           -------------------------

THIS INDEMNIFICATION AGREEMENT is entered into as of this ___ day of ______ 2000 (the "Effective Date"), by and between Verisity Ltd., a company organized under the laws of the State of Israel (the "Company") and _______________ ("Indemnitee").

                                   RECITALS
                                   --------

A. The Company is aware that because of the increased exposure to litigation costs, talented and experienced persons are increasingly reluctant to serve or continue serving as directors and officers of corporations unless they are protected by indemnification and are exempted from certain liabilities.

B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous or conflicting, and therefore fail to provide such directors and officers with adequate guidance regarding the proper course of action.

C. The Company believes that it is fair and proper to protect the Company's directors and certain of its officers from the risk and judgments, settlements and other expenses may occur as a result of their service to the Company.

D. The Board of Directors of the Company after receiving the approval of the Audit Committee (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, the Company should, to the fullest extent permitted by any applicable law, contractually indemnify its officers and directors with regard to certain events and up to specified amounts, in connection with claims against such officers and directors in connection with their services to the Company and exempt each of them from certain liabilities towards the Company, and have further concluded and approved that the failure to provide such contractual indemnification and exemption from liability could be detrimental to the Company and its shareholders.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.  Definitions

    1.1  Agent. "Agent" means, subject to the provisions of any applicable law,
         -----
         any person who: is or was a director, officer or employee of the Company including, without limitation, each of the persons defined as "Nose Misra" in the Israeli Companies Law, 5759 -- 1999 (the "Companies Law"); is or was serving at the request of, for the convenience of, or to represent the interests of the Company as a director, officer, employee or a Nose Misra of another entity or enterprise; or was a director, officer, employee or a Nose Misra of a predecessor corporation of the Company, or was a director, officer, employee or a Nose Misra of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

     1.2 Proceeding. "Proceeding" means any threatened pending, or completed
         ----------
         claim, suit or action, whether civil, criminal, administrative, investigative or otherwise.

2.   Indemnification
     ---------------

     2.1 To the fullest extent permitted by any applicable law, including but not limited to the provisions of the Companies Law, the Company shall defend, indemnify and hold harmless Indemnitee, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by reason of anything done or not done by Indemnitee in Indemnitee's capacity as an Agent of the Company and in connection with any of the Indemnifiable Events set forth in Exhibit "A" to this Agreement, and up to the relevant Limitation Amount specified opposite each such Indemnifiable Event in Exhibit "A."

          Any indemnification under this agreement shall apply only with respect to (i) a financial obligation imposed on Indemnitee in favor of another person by a court judgment, including a compromise judgment or an arbitrator's award approved by court, and (ii) reasonable litigation expenses, including attorneys' fees, incurred by Indemnitee or charged to Indemnitee by a court, in a proceeding instituted against Indemnitee by the Company or on its behalf or by another person, or within a criminal charge from which Indemnitee was acquitted, or in a criminal proceeding in which Indemnitee was convicted of an offense that does not require proof of criminal intent.

          Furthermore, it is hereby clarified that the Board has determined that the undertaking to indemnify Indemnitee as per the above is limited to categories of events which, in the opinion of the Board, can be foreseen in advance when this Agreement is executed by the parties, and to amounts set by the Board as reasonable under the circumstances, as specified within Exhibit A to this Agreement.

     2.2 For the removal of doubt, the indemnification contained herein shall not apply with respect to any liability arising out of (i) Indemnitee's breach of the duty of loyalty to the Company, unless Indemnitee has acted or omitted to act in good faith and had reasonable reason to believe such action will not harm the Company's interests, (ii) intentional or reckless breach by Indemnitee of his or her duty of care to the Company, (iii) an action taken with the intent to unlawfully gain personal profit therefrom and (iv) any fine or penalty payment.

          The above indemnification is also subject to Indemnitee's acting in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, either had no reasonable cause to believe Indemnitee's conduct was unlawful or was convicted of an offense that does not require proof of criminal intent.

     2.3 To the extent permissible by any applicable law, in the event Indemnitee was or is a party or is threatened to be made a party to any Proceeding as per Section 2.1 above, and prior to, during the pendency of or after completion of, such Proceeding Indemnitee dies, then the Company shall defend, indemnify and hold harmless the estate, heirs and legatees of Indemnitee this Agreement.

     2.4 The expenses and liabilities covered hereby shall be net of any payments to Indemnitee by directors' and officers' liability insurance ("D&O Insurance") carriers or others.

3.   Partial Indemnification
     -----------------------

     If Indemnitee is found under Section 2.2, 7 or 9 hereof not to be entitled to indemnification for all of the amounts relating to a Proceeding, the Company shall indemnify Indemnitee for any portion of such amounts not specifically precluded by the operation of such Section 2.2, 7 or 9.

4.   Additional Indemnification Rights
     ---------------------------------

     In the event of any subsequent change of any applicable law, statute or rule that broadens the right of an Israeli corporation to indemnify an Agent, the parties hereto hereby agree that Indemnitee shall enjoy by virtue of this Agreement the additional privileges afforded by such subsequent change. In the event of any such subsequent change in any applicable law, statute or rule that narrows the right of an Israeli corporation to indemnify an Agent, the parties hereto hereby agree that such change, to the extent permitted under such law, statute or rule, shall have no effect on this Agreement or the parties' rights and obligations hereunder, all subject to the terms of this Agreement and any applicable law.

5.   Exemption
     ---------

     To the fullest extent permitted by any applicable law and subject to any limitation contained in such law, the Company hereby exempts and releases Indemnitee from any and all liability towards the Company related to damage resulting from a breach by Indemnitee of his or her duty of care towards the Company.

     For the removal of doubt, the above release from liability shall not apply with respect to any liability arising out of (i) intentional or reckless breach by

     Indemnitee of his or her duty of care to the Company, (ii) an action taken with the intent to unduly gain personal profit therefrom and (iii) any fine or penalty payment.

6.   Indemnification Procedures; Advancement of Expenses
     ---------------------------------------------------

     6.1 Promptly after receipt by Indemnitee of notice of the commencement or threat of any Proceeding covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder, unless the Company has been prejudiced thereby.

     6.2 Indemnitee will further reasonably cooperate with the Company as may be required in order to handle the Proceeding (including by providing the Company with documents and any other materials in Indemnitee's possession or under Indemnitee's control, and that relates to the Proceeding).

     6.3 If, at the time of the receipt of a notice pursuant to Section 6.1 above, the Company has D&O Insurance in effect that might cover such Proceeding or claim, the Company shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     6.4 The Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, such approval not to be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such written confirmation and such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to such Proceeding. The Company shall have the right to conduct such defense as it deems fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of Indemnitee, provided however any such settlement includes (i) a complete release and discharge of Indemnitee, (ii) does not contain any admittance of wrong doing by Indemnitee and (iii) is monetary only.

     6.5 In the event that the Company does not assume the defense of a Proceeding as per the above, Indemnitee shall be entitled to select, in Indemnitee's sole discretion, and retain one or more counsel from time to time to act as Indemnitee's counsel in and for the investigation, defense, settlement or appeal of each Proceeding.

          To the extent permitted by any applicable law, the Company shall bear all reasonable fees and expenses (including invoices for advance retainers) of such counsel, and all reasonable fees and expenses invoiced by other persons or entities, in connection with the investigation, defense, settlement or appeal of each such Proceeding. Such fees and expenses are referred to herein as "Covered Expenses." Any such advance shall be subject to the determination of Right to Indemnification under Section 7 hereof. If required by any applicable law as a condition to such advances, Indemnitee shall, at the request of the Company, agree to repay such amounts advanced if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company by the terms hereof or under applicable law.

7.  Determination of Right to Indemnification
    -----------------------------------------

    7.1 Upon the conclusion of any Proceeding, the Company shall determine whether Indemnitee is entitled to Indemnification under this agreement and any applicable law.

    7.2 Any amount Indemnitee is entitled to receive hereunder shall be paid to Indemnitee within 10 days. In such event, Indemnitee shall not be required to repay to the Company any Covered Expenses. In any other event and in the event the Company has determined that Indemnitee is not entitled to indemnification, the Covered Expenses shall be immediately repaid by him to the Company.

8.  Company's Right to Recover
    --------------------------

    In the event of payment by the Company under this Agreement, the Company shall have the right of subrogation with respect to Indemnitee's rights of recovery to the extent such rights exists. Indemnitee shall execute any and all documents required and shall do all acts that may be reasonably necessary to secure such rights and to enable the Company effectively to enforce such rights.

9.  Exceptions
    ----------

    Notwithstanding any other provision hereunder to the contrary, the Company shall not be obligated pursuant to the terms of this Agreement:

    9.1 To indemnify or advance Covered Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under this Agreement or the provisions of the Company's Articles of Association).

    9.2 To indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding covered hereby without the prior written consent of the Company to such settlement.

10.  Non-exclusivity
     ---------------

     This Agreement is not the exclusive arrangement between the Company and Indemnitee regarding the subject matter hereof and shall not diminish or affect any other rights which Indemnitee may have under any provision of law, the Company's Articles of Association, other agreements or otherwise.

     Furthermore, it is hereby specifically clarified that this Agreement shall not limit the Company from indemnifying Indemnitee post factum without giving effect to the occurrences and/or amounts specified in Exhibit "A" to this Agreement, if and to the extent that the Company resolves to do so in its sole and absolute discretion, subject always to the provisions of any applicable law, including but not limited to the Companies Law and the approvals required thereunder.

11.  Condition Precedent; Continuation After Term
     --------------------------------------------

     This Agreement is subject to the receipt of all required approvals under the Companies Law, and it shall only become effective upon such approvals being actually obtained. Indemnitee's rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and the benefits hereof shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

12.  Interpretation of Agreement
     ---------------------------

     This Agreement shall be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

13.  Severability
     ------------

    If any provision or provisions of this Agreement shall be held by a court or tribunal of competent jurisdiction to be invalid, illegal or unenforceable, the other provisions of this Agreement shall not in any way be affected or impaired thereby, and, to the fullest extent possible under any applicable law, the invalid, illegal or unenforceable provisions shall be construed or altered by the court or tribunal so as to remain enforceable and to provide Indemnitee with as many of the benefits contemplated hereby as permitted under any applicable law.

14. Counterparts, Modifications and Waiver
    --------------------------------------

    This Agreement may be signed in facsimile counterparts. This Agreement constitutes a separate Agreement between the Company and Indemnitee and may be supplemented or amended as to Indemnitee only by a written instrument signed by the Company and Indemnitee, with such amendment binding only the Company and Indemnitee. All waivers must be in a written document signed by the party to be charged. No waiver of any of the provisions of this Agreement shall be imposed by the conduct of the parties. A waiver of any right hereunder shall not constitute a waiver of any other right hereunder.

15. Notices
    -------

    All notices, demands, consents, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or when refused), or if sent by a courier freight prepaid (effective upon receipt or when refused), in the case of the Company, at the address listed below, and in the case of Indemnitee, at Indemnitee's address of record at the office of the Company, or to such other addresses as the parties may notify each other in writing.

    To the Company:  Verisity Ltd.


                           8-10 Ha'Melacha Street
                           Rosh Ha'ain, Israel 48091
                           Attention:  Moshe Gavrielov

                           With a copy to:


                           David Larwood
                           Verisity Ltd.
                           2041 Landings Drive, Building N
                           Mountain View, California 94043

16.  Evidence of Coverage
     --------------------

     Upon request by Indemnitee, the Company shall provide evidence of any liability insurance coverage maintained by the Company. The Company shall promptly notify Indemnitee of any change in the Company's D&O Insurance coverage, if any.

17.  Jurisdiction; Governing Law
     ---------------------------

     The parties hereby irrevocably consent to the jurisdiction of the courts of the State of Israel for all purposes in connection with this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted or continued in the competent Courts of the Tel-Aviv District only, which shall be the exclusive and only proper forum for adjudicating such a claim. It is the intention of the parties that the internal laws of the State of Israel (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

18.  No Construction as Employment Agreement
     ---------------------------------------

     This Agreement shall not be construed as giving Indemnitee any right to be retained in the employ or otherwise in the service of the Company.

IN WITNESS WHEREOF, the parties hereto have entered into this Indemnification Agreement effective as of the date first above written.


                                                 VERISITY LTD.

                                                 By:___________________


                                                 INDEMNITEE:

                                                 ______________________

                                   Exhibit A
                                   ---------

---------------------------------------------------------------------------------------------


No.                        Indemnifiable Event                            Limitation Amount
                                                                           (In US$ Million)
---------------------------------------------------------------------------------------------
 1  Any claim or demand made by customers, suppliers, contractors or other third parties transacting any business with the Company, its subsidiaries or affiliates, in the ordinary course of their respective businesses, relating to the negotiations or
    performance of such transactions, representations or warranties provided in connection thereto or otherwise.
---------------------------------------------------------------------------------------------
 2  Any claim or demand made in connection with any transaction which is not within the ordinary course of business of either the Company, its subsidiaries or affiliates, including the sale, lease or purchase of any assets or businesses.
---------------------------------------------------------------------------------------------
 3  Any claim or demand made by employees, consultants, agents or other individuals or entities employed by or providing services to the Company relating to their employment relations or their contractual relations with the Company.
---------------------------------------------------------------------------------------------
 4  Any claim or demand made under any securities laws or by reference thereto, or relating to the failure to disclose any information in the manner or time such information is required to be disclosed pursuant to any applicable law, or relating to inadequate or improper disclosure of information to
    shareholders, or prospective shareholders, or connected to the purchasing, holding or disposition of securities of the Company or any other investment activity involving or affected by such securities.
---------------------------------------------------------------------------------------------
 5  Any claim or demand made for actual or alleged infringement, misappropriation or misuse by the Company, its subsidiaries or affiliates of any third party's rights to any intellectual property and any actions taken in connection with the
    registration of patents (or other protection of intellectual property) with respect to any proprietary rights of the Company.
---------------------------------------------------------------------------------------------
 6  Any claim or demand made by any lenders or other creditors or for moneys borrowed by, or other indebtedness of, the Company, its subsidiaries or affiliates.
---------------------------------------------------------------------------------------------
 7  Any claim or demand made by any third party suffering any personal injury or damage to business or personal property through any act or omission of the Company, its subsidiaries or affiliates, or their respective employees, agents or other persons
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
No.                        Indemnifiable Event                            Limitation Amount
                                                                           (In US$ Million)
---------------------------------------------------------------------------------------------

    acting on their behalf.
---------------------------------------------------------------------------------------------
 8  Any claim or demand made directly or indirectly in connection with complete or partial failure, by the Company or any
    subsidiary or affiliate thereof, or their respective directors, officers and employees, to pay, report, keep applicable records or otherwise, of any taxes or other compulsory payments of any nature whatsoever, and under any applicable law or regulations, including any interest, penalty or addition thereto, whether disputed or not.
---------------------------------------------------------------------------------------------
 9  Any claim or demand in connection with the use of products sold or licensed by the Company or any subsidiary or affiliate
    thereof and the distribution, sale and any claim or demand made by any users of products of the Company, for damages or losses related to such use.
---------------------------------------------------------------------------------------------
10  Events arising out of investments the Company and/or
    Subsidiaries make in other corporations whether before and/or after the investment is made, entering into the transaction, the execution, development and monitoring thereof, including actions taken by Indemnitee in the name of the Company and/or a
    Subsidiary as an Office Holder of the corporation the subject of the transaction and the like.  Without derogating from the generality of the above, actions in connection with the purchase or sale of companies, legal entities or assets, and the division or consolidation thereof.
---------------------------------------------------------------------------------------------
11  Any administrative, regulatory or judicial actions, orders, decrees, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any governmental entity or other person alleging the failure to comply with any statute, law, ordinance, rule, regulation, order or decree of any governmental entity
    applicable to the Company or any of its subsidiaries, or any of their respective businesses or operations.
---------------------------------------------------------------------------------------------